April 28, 1997

    Mr. George M. Baltozer
    Executive Vice President
    First Lehigh Bank
    1620 Pond Road
    Allentown, PA 18104

         Re: 740 Hamilton Mall Office

    Dear George:

         This letter will confirm that the existing lease between 740 Hamilton Street Inc. and First Lehigh Bank for 3,400 sq. ft. at 740 Hamilton Mall (branch bank) will be extended for a five year period commencing May 1, 1997 through April 30, 2002 with the present rent to be adjusted as follows:

          During the five year term through April 30, 2002, the rent shall be $12 per sq. ft. x 3,400 sq. ft. = $40,800 per year to be paid monthly in the sum of $3,400 per month on the first day of each month, in advance. In addition, First Lehigh Bank will continue to pay an additional amount as its pro rata share of taxes, utilities, etc. in the same manner and using the same formula that the parties have used over the last ten years of the lease. This calculation will be made as of February 28th of each year for the prior twelve months and billed to First Lehigh in early March just as it has been over the last ten years.

         The other terms and conditions set forth in the original lease and addendum thereto shall remain in full force and effect.

         I have enclosed two (2) copies of this letter signed by 740 Hamilton Street Inc. Please have one copy signed by the

    Mr. George M. Baltozer
    Executive Vice President
    April 28, 1997
    Page -2-




         appropriate bank officer and return to me for my file.

                                                  Cordially yours,

                                                  /s/ Robert J. Johnson
                                                  -----------------------
                                                  ROBERT J. JOHNSON

    RJJ/aek
    Enclosures

         The undersigned parties hereby confirm that the lease between them for the 3,400 sq. ft. at 740 Hamilton Mall has been extended to April 30, 2002 on the rental terms stated above.

    740 HAMILTON STREET INC.                      FIRST LEHIGH BANK

By:     [ILLEGIBLE]                               By: /s/George M Baltozer
       ------------------------                       -------------------------
            President                                 Executive Vice President